UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 5, 2005

BELK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26207	56-2058574
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		ID Number)
2801 West Tyvola Road, Charlotte, North Carolina 28217-45000
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (704) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-23.1
Ex-99.1
Ex-99.2
Ex-99.3

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Form 8-K/A amends the Current Report on Form 8-K filed by Belk, Inc. (“Belk”) on July 11, 2005 to provide the financial information required by Item 9.01 of Form 8-K. As previously reported, on July 5, 2005, Belk completed its transaction with Saks Incorporated (“Saks”) for the purchase of 47 Proffitt’s and McRae’s (“Proffitt’s”) department stores located in 11 Southeastern states where Belk currently operates. Pursuant to the Asset Purchase Agreement between Belk and Saks, dated April 28, 2005, Belk purchased the department stores for a purchase price of $622 million in cash, and assumed approximately $1 million in capitalized lease obligations and the operating leases on leased store locations. The material terms and conditions of the Asset Purchase Agreement were previously disclosed on a Form 8-K filed on May 4, 2005. Other than the transaction, there is no material relationship between Belk and Saks.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     The audited Consolidated Balance Sheet of Proffitt’s as of January 29, 2005 and the related Consolidated Statement of Income, Statement of Changes in Intercompany Investment and Statement of Cash Flows for the year ended January 29, 2005 and the Notes to the Consolidated Financial Statements together with the report thereon by PricewaterhouseCoopers LLP are included as Exhibit 99.1 and are incorporated herein by reference.
     The unaudited Consolidated Balance Sheets of Proffitt’s as of April 30, 2005 and January 29, 2005 and the related Consolidated Statements of Income and Statements of Cash Flows for the three months ended April 30, 2005 and May 1, 2004 and the Notes to the Consolidated Financial Statements are included as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro forma financial information.
     The unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 30, 2005 and for the fiscal year ended January 29, 2005 for the Company and Proffitt’s and the Notes to the unaudited Pro Forma Condensed Combined Financial Statements are included as Exhibit 99.3 and are incorporated herein by reference.
(c) Exhibits.
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The audited Consolidated Balance Sheet of Proffitt’s as of January 29, 2005 and the related Consolidated Statement of Income, Statement of Changes in Intercompany Investment and Statement of Cash Flows for the year ended January 29, 2005 and the Notes to the Consolidated Financial Statements together with the report thereon by PricewaterhouseCoopers LLP.

99.2	The unaudited Consolidated Balance Sheets of Proffitt’s as of April 30, 2005 and January 29, 2005 and the related Consolidated Statements of Income and Statements of Cash Flows for the three months ended April 30, 2005 and May 1, 2004 and the Notes to the Consolidated Financial Statements.

99.3	The unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended July 30, 2005 and for the fiscal year ended January 29, 2005 for the Company and Proffitt’s and the Notes to the unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELK, INC.

Date: September 20, 2005	By:	/s/ Ralph A. Pitts

Ralph A. Pitts
Executive Vice President, General
Counsel and Corporate Secretary

	By:	/s/ Brian T. Marley

Brian T. Marley
Executive Vice President and
Chief Financial Officer